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                                                                      EXHIBIT 23
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                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K, into the Company's previously filed Registration Statements File No. 333-37995.



                                /s/ ARTHUR ANDERSEN LLP


Birmingham, Alabama
March 21, 2002